Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Standard Commercial Corporation (the “Company”) for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), each of Robert E. Harrison, as President and Chief Executive Officer, and Robert A. Sheets, as Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

By:	/s/ Robert E. Harrison
Robert E. Harrison
President and Chief Executive Officer

By:	/s/ Robert A. Sheets
Robert A. Sheets
Executive Vice President and Chief Financial Officer

June 9, 2004